UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2015
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
On October 28, 2015, Registrant announced its results of operations for the quarter ended September 30, 2015. A copy of Registrant's press release issued this date is attached as Exhibit 99.1 to this Report and is incorporated by reference into this Report.
Item 8.01 Other Events
Pursuant to authority granted by its Board of Directors, Registrant has entered into a stock trading plan (the Plan) with Keefe, Bruyette & Woods, Inc. (KBW) in accordance with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934. The Plan provides for the purchase of up to 200,000 shares of Registrant's Class A common stock. The shares may be purchased from time to time from November 1, 2015 to October 31, 2016. The Board's action approving share purchases does not obligate Registrant to acquire any particular number of shares, and purchases may be suspended or discontinued at any time.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is being filed with this Report:

Exhibit No.	Exhibit Description

99.1	October 28, 2015 Press Release

Disclosures About Forward Looking Statements
The discussions included in this Report and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	October 28, 2015	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer